EXHIBIT 10.2


                         FOR USE ONLY IN THE STATE OF /

                              DEVELOPMENT AGREEMENT

                                     BETWEEN

                         COST CUTTERS, a division of The
                   Barbers, Hairstyling for Men & Women, Inc.
                          300 Industrial Boulevard N.E.
                          Minneapolis, Minnesota 55413
                                 (612) 331-8500
                               Fax: (612) 331-2821

                                       AND

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                              Name(s) of FRANCHISEE


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                                     Street

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              City                    State                Zip Code

              (         )
              -----------------------------------------------------
              Area Code                                   Telephone


                                FRANCHISED AREA:

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                         DATE OF DEVELOPMENT AGREEMENT:

                       __________________________, 199___

                                 COST CUTTERS(R)

                              DEVELOPMENT AGREEMENT

                                      INDEX

Article      Description                                                    Page
-------      -----------                                                    ----

  1          FRANCHISED AREA..................................................2
  2          TERM OF DEVELOPMENT AGREEMENT; RIGHT OF FIRST REFUSAL............2
  3          EXCLUSIVE TERRITORY FEE; INITIAL FEES; DEVELOPMENT SCHEDULE......3
  4          OTHER OBLIGATIONS OF FRANCHISEE..................................5
  5          CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION.............7
  6          COST CUTTERS' RIGHT OF TERMINATION...............................9
  7          FRANCHISEE'S RIGHTS AND OBLIGATIONS UPON TERMINATION............11
  8          FRANCHISEE'S COVENANTS NOT TO COMPETE...........................11
  9          INDEPENDENT CONTRACTORS; INDEMNIFICATION........................13
  10         ASSIGNMENT......................................................14
  11         ARBITRATION.....................................................15
  12         ENFORCEMENT.....................................................17
  13         NOTICES.........................................................20
  14         ACKNOWLEDGMENTS.................................................20
  15         DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL..........................22
  16         GOVERNING LAW; STATE MODIFICATIONS..............................23
  17         DEFINITIONS.....................................................26

PERSONAL GUARANTY

                                 COST CUTTERS(R)

                              DEVELOPMENT AGREEMENT

THIS DEVELOPMENT AGREEMENT (this "Agreement"), made, entered into and effective this _____ day of _______________, 19___, by and between Cost Cutters, a division of The Barbers, Hairstyling for Men & Women, Inc., a Minnesota corporation ("COST CUTTERS"), and __________________________ (the "FRANCHISEE");

                                   WITNESSETH:

WHEREAS, COST CUTTERS has developed and owns a distinctive business system for operating hairstyling businesses of a distinctive character with the name "Cost Cutters Family Hair Care(R)" (the "Business System" or the "Cost Cutters Business System") and has publicized the name "Cost Cutters Family Hair Care(R)" and other trademarks, trade names, service marks and commercial symbols to the public as an organization of hairstyling businesses operating under the Cost Cutters Business System; and

WHEREAS, COST CUTTERS represents that it has the right and authority to license the use of the names "Cost Cutters(R)", "Cost Cutters Family Hair Care" and certain other trademarks, trade names, service marks, logos and commercial symbols (the "Marks") for use in connection with hairstyling businesses operated in conformity with the Business System to selected persons or entities who will comply with COST CUTTERS' uniformity requirements and quality standards; and

WHEREAS, the FRANCHISEE desires to operate Cost Cutters hairstyling businesses at locations in the area designated in Article 1 of this Agreement which will conform to the uniformity requirements and quality standards established and promulgated from time to time by COST CUTTERS; and

WHEREAS, COST CUTTERS is willing to provide the FRANCHISEE with marketing, advertising, technology, operational and other business information, experience and "know how" about the Cost Cutters business that has been developed over time by COST CUTTERS at significant cost and expense; and

WHEREAS, the FRANCHISEE acknowledges that it would take substantial capital and human resources to develop a business similar to the Cost Cutters business and, as a consequence, the FRANCHISEE desires to acquire the right to use the Marks and the Business System and to own and operate Cost Cutters businesses subject to and under the terms and conditions set forth in this Agreement; and

WHEREAS, the FRANCHISEE acknowledges that COST CUTTERS would not provide the FRANCHISEE with any business information or "know how" about the Cost Cutters Business System unless the FRANCHISEE agreed to comply with all of the terms and conditions of this Agreement and to pay the Exclusive Territory Fee and the other fees specified in this Agreement; and

WHEREAS, the FRANCHISEE has had a full and adequate opportunity to be thoroughly advised of the terms and conditions of this Agreement by its legal counsel or other advisor, and has had sufficient time to evaluate and investigate the Cost Cutters Business System, the financial investment requirements, and the business risks associated with owning and operating Cost Cutters businesses;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement and for other good and valuable consideration, the parties hereby contract as follows:

                                    ARTICLE 1
                                FRANCHISED AREA

1.1 FRANCHISED AREA. COST CUTTERS hereby grants to the FRANCHISEE, for the term of this Agreement, the right to enter into Franchise Agreements with COST CUTTERS for the operation of Cost Cutters hairstyling businesses (the "Cost Cutters Businesses" or the "Businesses"), to be located only within the following exclusive area ______________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
______________, (the "Franchised Area"). The Franchised Area may be further described and delineated in Exhibit A attached hereto and signed by both the FRANCHISEE and COST CUTTERS.

1.2 EXCLUSIVITY. The rights and privileges granted to the FRANCHISEE in this Agreement are expressly limited to the Franchised Area and are expressly subject to the terms and conditions of this Agreement. COST CUTTERS will not franchise, license, subfranchise, develop, own or operate ("develop") any Cost Cutters businesses in the Franchised Area while this Agreement is in effect without the consent of the FRANCHISEE. Notwithstanding the foregoing, if COST CUTTERS proposes to develop (either by owning, franchising or subfranchising) a Cost Cutters business in the Franchised Area to be located in or on premises owned or controlled by a national or regional mass merchandiser such as WalMart, Target, Venture or Costco ("Mass Merchandiser Location"), then the FRANCHISEE will have a right of first refusal to own or operate the Mass Merchandiser Location. Consequently, if COST CUTTERS proposes to develop the Mass Merchandiser Location in the Franchised Area while this Agreement is in effect, then COST CUTTERS will give the FRANCHISEE written notice of its proposal to develop the Mass Merchandiser Location in the Franchised Area and the FRANCHISEE will have thirty
(30) days after such notice to accept in writing COST CUTTERS' proposal to open the Mass Merchandiser Location in the Franchised Area. The FRANCHISEE will have the right to own and operate a Mass Merchandiser Location in the Franchised Area according to the terms and conditions set forth in COST CUTTERS' written proposal, which may vary in form and substance from the terms, conditions and economics set forth in this Agreement. If the FRANCHISEE fails to accept in writing COST CUTTERS' written proposal to open the Mass Merchandiser Location within thirty (30) days from the date written notice of COST CUTTERS proposal to open the Mass Merchandiser Location is given to the FRANCHISEE, then COST CUTTERS will have the absolute right to open and develop a Mass Merchandiser Location in the Franchised Area while this Agreement is in effect without the consent of the FRANCHISEE.

1.3 PERSONAL RIGHTS. The FRANCHISEE will not be entitled to franchise, subfranchise, license or sublicense other persons or entities under this Agreement and the FRANCHISEE may open, own and operate Cost Cutters Businesses only in the Franchised Area. The rights, privileges and franchise granted and conveyed to the FRANCHISEE in this Agreement will be exclusively for the Franchised Area and may not be assigned, sold or transferred by the FRANCHISEE, except as specifically provided for in this Agreement.

                                    ARTICLE 2
             TERM OF DEVELOPMENT AGREEMENT; RIGHT OF FIRST REFUSAL

2.1 TERM. This Agreement will be for a term of ______________ (___) years, commencing on the date set forth on Page D-1 of this Agreement. This Agreement will not be considered executed and will not be enforceable until: (A) it has been signed by COST CUTTERS and the FRANCHISEE, and, if the

FRANCHISEE is a corporation or partnership, the Personal Guarantors; and (B) the signed Agreement has been delivered to the FRANCHISEE.

2.2 RIGHT OF FIRST REFUSAL. At the end of the term of this Agreement, the FRANCHISEE'S exclusive development rights with respect to the Franchised Area will automatically terminate, and the FRANCHISEE will not have the right to renew or extend the term of this Agreement. Following the end of the term of this Agreement, COST CUTTERS will have the right to reevaluate the prospects for the establishment of Cost Cutters businesses in the Franchised Area, and COST CUTTERS may determine that the Franchised Area will be further developed by opening additional Cost Cutters businesses in the Franchised Area. In the event COST CUTTERS determines that the Franchised Area will be further developed, the FRANCHISEE will have a right of first refusal to own and operate any Cost Cutters Businesses proposed for the Franchised Area by COST CUTTERS. Consequently, if COST CUTTERS proposes to develop (either by owning, franchising or subfranchising) any further Cost Cutters businesses in the Franchised Area after the term of this Agreement has expired, then COST CUTTERS will give the FRANCHISEE written notice of its proposal to develop additional Cost Cutters businesses in the Franchised Area and the FRANCHISEE will have thirty (30) days to accept in writing COST CUTTERS' proposal to own and operate further Cost Cutters Businesses in the Franchised Area. The FRANCHISEE will have the right to own and operate Cost Cutters Businesses in the Franchised Area according to the terms and conditions set forth in COST CUTTERS' written proposal, which may vary in form and substance from the terms, conditions and economics set forth in this Agreement. If the FRANCHISEE fails to accept in writing COST CUTTERS' written proposal within thirty (30) days from the date the written notice of COST CUTTERS' proposal is given to the FRANCHISEE, then COST CUTTERS will have the absolute right to open and develop Cost Cutters businesses in the Franchised Area after the term of this Agreement has expired.

                                    ARTICLE 3
          EXCLUSIVE TERRITORY FEE; INITIAL FEES; DEVELOPMENT SCHEDULE

3.1 EXCLUSIVE TERRITORY FEE. On the date this Agreement is executed by the FRANCHISEE, the FRANCHISEE will pay COST CUTTERS a nonrefundable exclusive territory fee equal to __________________________________ Dollars ($___________)
(the "Exclusive Territory Fee").

3.2 INITIAL FEES. In addition to the Exclusive Territory Fee, the FRANCHISEE will pay COST CUTTERS an Initial Fee, as defined in COST CUTTERS' then-current standard Franchise Agreement, of ______________________________________________
Dollars ($_____________ ) for the first Cost Cutters Business required to be owned and operated by the FRANCHISEE in the Franchised Area pursuant to the development schedule contained in this Agreement. The FRANCHISEE will pay COST CUTTERS an Initial Fee of ________________ ($______________) for each subsequent Cost Cutters Business required to be owned and operated by the FRANCHISEE in the Franchised Area pursuant to the development schedule contained in this Agreement. The amount of each Initial Fee payable to COST CUTTERS for each Cost Cutters Business opened in the Franchised Area in accordance with the development schedule will be the amount as set forth in this Article 3.2, even if the then-current standard Franchise Agreement signed by the FRANCHISEE specifies an Initial Fee that is greater than or different from the Initial Fee specified herein. Each such Initial Fee will be payable to COST CUTTERS pursuant to the terms of this Agreement.

3.3 PAYMENT OF INITIAL FEES. The FRANCHISEE must pay COST CUTTERS the Initial Fee set forth in Article 3.2 of this Agreement on or before the date the FRANCHISEE executes the then-current standard Franchise Agreement for each Cost Cutters Business required to be owned and operated in the Franchised Area pursuant to this Agreement. A then-current standard Cost Cutters Franchise Agreement must be executed by the FRANCHISEE for each Cost Cutters Business owned and operated by the FRANCHISEE in the Franchised Area on the earlier of: (A) at least ten (10) days prior to the date the FRANCHISEE commences initial business operations at each of its Cost Cutters Businesses in the Franchised Area; or (B) the date the FRANCHISEE'S furniture, fixtures and equipment are shipped by COST CUTTERS to the FRANCHISEE.

3.4 DEVELOPMENT SCHEDULE. The FRANCHISEE acknowledges and agrees that a material provision of this Agreement is that the following number of Cost Cutters Businesses must be opened and continuously operating in the Franchised Area during the term of this Agreement in accordance with the following development schedule:

---------------------------- -------------------------------------------- ---------------------------------------------
                              NUMBER OF COST CUTTERS BUSINESSES REQUIRED   CUMULATIVE NUMBER OF COST CUTTERS BUSINESSES
                              TO BE OPENED AND CONTINUOUSLY OPERATING FOR  REQUIRED TO BE OPEN AND CONTINUOUSLY
                              BUSINESS IN THE FRANCHISED AREA DURING THE   OPERATING FOR BUSINESS IN THE FRANCHISED
PERIOD                        PERIOD                                       AREA AT THE END OF THE PERIOD
---------------------------- -------------------------------------------- ---------------------------------------------
            -first half:
YEAR 1
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 2
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 3
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 4
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 5
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 6
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 7
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 8
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 9
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 10
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------


The half-year periods set forth above will be determined from the date of this Agreement, so that the first half-year period of the development schedule set forth above will end six (6) months from the date of this Agreement. For purposes of determining compliance with the development schedule set forth in this Article 3.4, only the FRANCHISEE'S Cost Cutters Businesses actually open and continuously operating for business in the Franchised Area as of the end of a given half-year period will be counted toward the number of Cost Cutters Businesses required to be open and continuously operating for business.

3.5 REASONABLENESS OF DEVELOPMENT SCHEDULE. The FRANCHISEE represents that it has conducted its own independent investigation and analysis of the prospects for the establishment of Cost Cutters Businesses within the Franchised Area, approves of the foregoing development schedule as being reasonable and viable, and recognizes that failure to achieve the results described in the foregoing development schedule will constitute a material breach of this Agreement.

3.6 FAILURE TO COMPLY WITH DEVELOPMENT SCHEDULE. The FRANCHISEE'S failure to comply with the above development schedule will constitute a material breach of this Agreement by the FRANCHISEE and, in that event, COST CUTTERS will have the right to terminate this Agreement as provided herein. Termination of this Agreement as a result of the FRANCHISEE'S failure to meet the development schedule set forth above will not affect the individual Franchise Agreements signed by the FRANCHISEE for the Cost Cutters Businesses opened and operated in the Franchised Area pursuant to this Agreement prior to termination; however, upon termination of this Agreement, all rights to open and operate additional Cost Cutters Businesses in the Franchised Area and all other rights granted to the FRANCHISEE under this Agreement will immediately revert to COST CUTTERS, without affecting those obligations of the FRANCHISEE that continue beyond the termination of this Agreement.

3.7 TERMINATION FOR FAILURE TO COMPLY WITH DEVELOPMENT SCHEDULE. If this Agreement is terminated by COST CUTTERS because of the FRANCHISEE'S failure to meet the development schedule set forth above, the rights and duties of COST CUTTERS and the FRANCHISEE will be as follows: (A) the FRANCHISEE will have no further rights to open and operate additional Cost Cutters Businesses within the Franchised Area; (B) the FRANCHISEE will continue to pay all required fees and to operate its Cost Cutters Businesses opened and operated in the Franchised Area pursuant to the terms of the applicable Franchise Agreements signed by the FRANCHISEE prior to the date of the termination of this Agreement; and (C) COST CUTTERS will have the absolute right to develop the Franchised Area or to contract with another franchisee for future development of the Franchised Area.

                                    ARTICLE 4
                        OTHER OBLIGATIONS OF FRANCHISEE

4.1 COMPLIANCE WITH APPLICABLE LAWS. The FRANCHISEE agrees to and will, at its expense, comply with all federal, state, city, municipal and local laws, ordinances, rules and regulations in the Franchised Area pertaining to the operation of its Cost Cutters Businesses, including all laws relating to employees and to the regulation of barbers and cosmetologists and all applicable federal and state environmental laws. The FRANCHISEE will, at its expense, be absolutely and exclusively responsible for determining all licenses and permits required by law for the FRANCHISEE'S Cost Cutters Businesses, for qualifying for and obtaining all such licenses and permits, and for maintaining all such licenses and permits in full force and effect.

4.2 DISTRICT MANAGER. The FRANCHISEE must employ at least one (1) full-time person (a "District Manager") for each six (6) Cost Cutters Businesses opened and operated in the Franchised Area pursuant to this Agreement to supervise the FRANCHISEE'S Cost Cutters Businesses in the Franchised Area. Each District Manager will be responsible for the operation and administration of up to six
(6) Cost Cutters Businesses under his or her supervision and control in the Franchised Area, including supervision of the managers and assistant managers. The FRANCHISEE'S District Managers must devote their full time and attention to administering and overseeing the operations of the FRANCHISEE'S Cost Cutters Businesses in the Franchised Area. All District Managers of the FRANCHISEE'S Cost Cutters Businesses must attend and successfully complete the training program required by COST CUTTERS, and be certified and approved by COST CUTTERS in writing.

4.3 EXECUTION OF FRANCHISE AGREEMENTS. For each Cost Cutters Business opened, owned, and operated for business by the FRANCHISEE in the Franchised Area, the FRANCHISEE (and, if applicable, the FRANCHISEE'S shareholders and Personal Guarantors) must execute COST CUTTERS' then-current standard Franchise Agreement (the "Franchise Agreement") in substantially the same form as Exhibit B attached hereto. If the FRANCHISEE fails to provide COST CUTTERS with an executed Franchise Agreement on the earlier of: (A) at least ten (10) days prior to the date the FRANCHISEE commences business at each of its Cost Cutters Businesses in the Franchised Area; or (B) on the date the FRANCHISEE'S furniture, fixtures and equipment are shipped by COST CUTTERS to the FRANCHISEE, as required by the terms of this Agreement, it will be deemed a material breach of this Agreement and COST CUTTERS will have the right to terminate this Agreement as provided herein.

4.4 CONTINUING FEES. During the term of each Franchise Agreement signed by the FRANCHISEE pursuant to this Agreement, the FRANCHISEE will pay to COST CUTTERS weekly Continuing Fees, as defined in the Franchise Agreement, equal to a percentage of the weekly Gross Revenues, as defined in the Franchise Agreement, which are received, billed or generated by or from the FRANCHISEE'S Cost Cutters Businesses in the Franchised Area. For the first (1st) through the seventeenth
(17th) weeks of the FRANCHISEE'S operation of each of the Cost Cutters Businesses opened and operated pursuant to this Agreement, the FRANCHISEE will not be obligated to pay a Continuing Fee to COST CUTTERS. For the eighteenth
(18th) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of each of its Cost Cutters Businesses, the FRANCHISEE will pay to COST CUTTERS a weekly Continuing Fee equal to four percent (4%) of the FRANCHISEE'S Gross Revenues. For the thirty-fifth (35th) week of the FRANCHISEE'S operation of each of the Cost Cutters Businesses opened and operated pursuant to this Agreement, and thereafter for the balance of the remaining term of the applicable Franchise Agreement, the FRANCHISEE will pay COST CUTTERS a weekly Continuing Fee equal to six percent (6%) of the FRANCHISEE'S Gross Revenues; provided, however, that commencing with the fifty-third (53rd) week of the FRANCHISEE'S operation of each of its Cost Cutters Businesses, and continuing throughout the remaining term of the Franchise Agreements for the Cost Cutters Businesses, the FRANCHISEE will pay COST CUTTERS a weekly Continuing Fee equal to the greater of six percent (6%) of the FRANCHISEE'S weekly Gross Revenues or One Hundred Dollars ($100) per week. Notwithstanding the foregoing, for as long as, but only so long as, the FRANCHISEE owns and operates eleven (11) or more Cost Cutters Businesses, the FRANCHISEE will be obligated to pay COST CUTTERS weekly Continuing Fees equal to four percent (4%) of the FRANCHISEE'S weekly Gross Revenues for the eleventh (11th) and any subsequent Cost Cutters Business. This reduction in Continuing Fees will apply only to the eleventh (11th) and any subsequent Cost Cutters Businesses owned and operated by the FRANCHISEE and the rates, steps and minimum set forth in the second, third and forth sentences of this Article 4.4 shall never apply to the first ten (10) Cost Cutters Businesses being owned and operated by the FRANCHISEE. The FRANCHISEE will pay Continuing Fees to COST CUTTERS at the applicable rate stated in the preceding sentences, even if the Franchise Agreements signed by the FRANCHISEE specify Continuing Fees that are greater than or different from the Continuing Fees specified herein. With the possible exception of the percentage of the FRANCHISEE'S Gross Revenues which will be payable to COST CUTTERS, the Continuing Fees for each of the FRANCHISEE'S Cost Cutters Businesses will be payable by the FRANCHISEE according to the terms of the applicable Franchise Agreements signed by the FRANCHISEE pursuant to this Agreement.

4.5 ADVERTISING FEES. During the term of each Franchise Agreement signed by the FRANCHISEE pursuant to this Agreement, the FRANCHISEE will pay to COST CUTTERS weekly Advertising Fees, as defined in the Franchise Agreement, equal to a percentage of the weekly Gross Revenues, as defined in the Franchise Agreement, which are received, billed or generated by or from the

FRANCHISEE'S Cost Cutters Businesses in the Franchised Area. For the first (1st) through the seventeenth (17th) weeks of the FRANCHISEE'S operation of each of the Cost Cutters Businesses opened and operated pursuant to this Agreement, the FRANCHISEE will pay to COST CUTTERS a weekly Advertising Fee equal to six percent (6%) of the FRANCHISEE'S Gross Revenues. For the eighteenth (18th) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of each of its Cost Cutters Businesses, the FRANCHISEE will pay a weekly Advertising Fee equal to five percent (5%) of the FRANCHISEE'S Gross Revenues. For the thirty-fifth (35th) week of the FRANCHISEE'S operation of each of the Cost Cutters Businesses opened and operated pursuant to this Agreement, and thereafter for the balance of the remaining term of the applicable Franchise Agreement, the FRANCHISEE will pay to COST CUTTERS a weekly Advertising Fee equal to four percent (4%) of the FRANCHISEE'S Gross Revenues. Notwithstanding the foregoing, for as long as, but only so long as, the FRANCHISEE owns and operates eleven (11) or more Cost Cutters Businesses, the FRANCHISEE will be obligated to pay weekly Advertising Fees equal to four percent (4%) of the FRANCHISEE'S weekly Gross Revenues for the eleventh (11th) and each subsequent Cost Cutters Business. This reduction in Advertising Fees will apply only to the eleventh (11th) and any subsequent Cost Cutters Businesses owned and operated by the FRANCHISEE and the rates, steps and minimum set forth in the second, third and forth sentences of this Article 4.5 shall never apply to the first ten (10) Cost Cutters Businesses being owned and operated by the FRANCHISEE. The FRANCHISEE will pay Advertising Fees to COST CUTTERS at the applicable rate stated in the preceding sentences, even if the Franchise Agreements signed by the FRANCHISEE specify Advertising Fees that are greater than or different from the Advertising Fees specified herein. With the possible exception of the percentage of the FRANCHISEE'S Gross Revenues which will be payable to COST CUTTERS, the Advertising Fees for each of the FRANCHISEE'S Cost Cutters Businesses will be payable by the FRANCHISEE according to the terms of the applicable Franchise Agreements signed by the FRANCHISEE pursuant to this Agreement.

4.6 LOCAL ADVERTISING; OTHER PAYMENTS. During the term of each Franchise Agreement signed by the FRANCHISEE pursuant to this Agreement, the FRANCHISEE will be required to spend monies for items such as grand opening advertising and promotion, local media advertising and promotion, local group advertising and promotion, and other expenses. The FRANCHISEE will pay all such required advertising and promotional fees and expenses at the rates established in, and in accordance with the terms and conditions of, the applicable Franchise Agreement for each of the FRANCHISEE'S Cost Cutters Businesses opened and operated by the FRANCHISEE pursuant to this Agreement.

4.7 MODIFICATIONS TO FRANCHISE AGREEMENT. The FRANCHISEE acknowledges that the Franchise Agreement may be modified from time to time by COST CUTTERS and that reasonable modifications and amendments to the Franchise Agreement will not alter the FRANCHISEE'S obligations under this Agreement.

                                    ARTICLE 5
              CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION

5.1 COMPLIANCE WITH MANUAL. In order to protect the reputation and goodwill of COST CUTTERS and to maintain uniform operating standards under the Marks and the Business System, the FRANCHISEE will, at all times during the term of this Agreement and the terms of the Cost Cutters Franchise Agreements signed by the FRANCHISEE, conduct its Cost Cutters Businesses in accordance with COST CUTTERS' confidential Operations Manual (the "Manual"). The FRANCHISEE acknowledges having received as a loan one copy of the Manual from COST CUTTERS.

5.2 CONFIDENTIALITY OF MANUAL. The FRANCHISEE must, at all times during the term of this Agreement and thereafter, treat the Manual, any other manuals created for or approved for use in the operation of the FRANCHISEE'S Cost Cutters Businesses, and the information contained therein as secret and confidential, and the FRANCHISEE will use all reasonable means to keep such information secret and confidential. Neither the FRANCHISEE nor its employees will make any copy, duplication, record or reproduction of the Manual (or any portion thereof) available to any unauthorized person.

5.3 REVISIONS TO MANUAL. The Manual will, at all times during the term of this Agreement and thereafter, remain the sole and absolute property of COST CUTTERS. COST CUTTERS may from time to time revise the Manual and the FRANCHISEE expressly agrees to operate its Cost Cutters Businesses in accordance with all such revisions. The FRANCHISEE will at all times keep its copy of the Manual current and up-to-date, and in the event of any dispute, the terms of the master copy of the Manual maintained by COST CUTTERS will be controlling in all respects.

5.4 OTHER CONFIDENTIAL INFORMATION. The FRANCHISEE expressly acknowledges and agrees that COST CUTTERS will be disclosing and providing to the FRANCHISEE certain confidential and proprietary information concerning the Business System and the procedures, technology, operations and data used in connection with the Business System. Accordingly, the FRANCHISEE will not, during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person or entity any confidential information, knowledge or know-how concerning the methods of operation of the Cost Cutters Businesses which may be communicated to the FRANCHISEE, or of which the FRANCHISEE may be apprised, by virtue of this Agreement. The FRANCHISEE will divulge such confidential information only to its employees that must have access to it in order to operate the FRANCHISEE'S Cost Cutters Businesses. Any and all information, knowledge and know-how including, without limitation, drawings, materials, equipment, technology, methods, procedures, specifications, techniques, computer programs, systems and other data which COST CUTTERS designates as confidential or proprietary will be deemed confidential and proprietary for the purposes of this Agreement.

5.5 CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES. The FRANCHISEE will require all of the FRANCHISEE'S employees who have access to the Manual or other confidential information execute an agreement, in the form attached as an Exhibit to the Franchise Agreement or other form satisfactory to COST CUTTERS, where the employees agree to maintain the confidentiality, during the course of their employment and thereafter, of all information designated by COST CUTTERS as confidential. Copies of all executed agreements will be submitted to COST CUTTERS upon request.

5.6 REMEDIES. The FRANCHISEE recognizes that the provisions contained in this Article are necessary for the protection of COST CUTTERS and all of the franchisees who own Cost Cutters businesses. If the FRANCHISEE violates any provisions of this Article, or if any employee of the FRANCHISEE violates his or her confidentiality agreement executed pursuant to Article 5.5, then COST CUTTERS will have the right to: (A) terminate this Agreement (as provided for herein); (B) seek injunctive relief from a Court of competent jurisdiction; (C) commence an action or lawsuit against the FRANCHISEE for damages; and (D) enforce all other remedies against the FRANCHISEE that are available to COST CUTTERS under common law, in equity, and pursuant to any federal and state statutes in an action or lawsuit against the FRANCHISEE.

                                    ARTICLE 6
                       COST CUTTERS' RIGHT OF TERMINATION

6.1 GROUNDS FOR TERMINATION. In addition to the other rights of termination contained in this Agreement, COST CUTTERS will have the right and privilege to terminate this Agreement if: (A) the FRANCHISEE violates any material provision, term or condition of this Agreement; (B) the FRANCHISEE fails to conform to the Business System, the standards of uniformity and quality for the goods and services or the policies and procedures promulgated by COST CUTTERS in connection with the Business System, or is involved in any act or conduct which materially impairs the goodwill associated with the Marks or the Business System; (C) the FRANCHISEE fails to timely pay any of its uncontested obligations or liabilities due and owing COST CUTTERS, suppliers, banks, purveyors, other creditors or any federal, state and municipal government (including, if applicable, federal and state taxes); (D) the FRANCHISEE is determined to be insolvent within the meaning of any state or federal law or becomes a party to any bankruptcy proceedings, files for bankruptcy, or its adjudicated a bankrupt under any state or federal law; (E) the FRANCHISEE makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (F) any check issued by the FRANCHISEE is dishonored because of insufficient funds (except where the check is dishonored because of a bookkeeping or accounting error) or closed accounts; (G) any Cost Cutters Franchise Agreement executed by the FRANCHISEE is (1) terminated by COST CUTTERS or (2) wrongfully terminated by the FRANCHISEE; (H) the FRANCHISEE fails to make, when due, any payment pursuant to any Franchise Agreement, promissory note, other contract or other obligation payable by the FRANCHISEE to COST CUTTERS; (I) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the Franchised Area; or (J) the FRANCHISEE or any of its partners, directors, officers or majority stockholders is convicted of, or pleads guilty or no contest to, a charge of violating any law relating to the FRANCHISEE'S Cost Cutters Businesses, or any felony.

6.2 NOTICE OF BREACH. Except as provided for in Article 6.5 and Article 6.6 of this Agreement, COST CUTTERS will not have the right to terminate this Agreement unless and until written notice setting forth the alleged breach in detail has been given to the FRANCHISEE by COST CUTTERS and after having been given such written notice of breach the FRANCHISEE fails to correct the alleged breach within the period of time specified by applicable law. If applicable law does not specify a time period to correct an alleged breach, then the FRANCHISEE will have thirty (30) days after having been given such written notice to correct the alleged breach. If the FRANCHISEE fails to correct an alleged breach set forth in the written notice as provided herein within the applicable period of time, then this Agreement may be terminated by COST CUTTERS as provided in this Agreement. For the purposes of this Agreement, an alleged breach of this Agreement by the FRANCHISEE will be deemed to be "corrected" if both COST CUTTERS and the FRANCHISEE agree in writing that the alleged breach has been corrected.

6.3 ARBITRATION. If the FRANCHISEE gives notice of Arbitration, as provided for in this Agreement, within the time period established in Article 6.2 for correcting the alleged breach, then COST CUTTERS will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to Arbitration as provided for herein, the Arbitrator determines that the FRANCHISEE has breached this Agreement and the FRANCHISEE fails to correct the breach within the applicable time period. If the Arbitrator determines that the FRANCHISEE has breached this Agreement as alleged by COST CUTTERS in the written notice given to the FRANCHISEE, then the FRANCHISEE will have thirty
(30) days from the date the Arbitrator issues a written determination on the matter to correct the specified breach or violation of this Agreement, except where applicable law requires a longer cure period in which event the cure period specified by applicable law will apply. If the FRANCHISEE timely corrects the specified breach of this Agreement, then this Agreement will remain in full force and effect.

For the purposes of this Agreement, any controversy or dispute on the issue of whether the FRANCHISEE has timely corrected the specified breach of this Agreement will also be subject to Arbitration as provided for herein. The time limitations set forth in this Article within which the FRANCHISEE may demand Arbitration of a dispute or controversy relating to the right of COST CUTTERS to terminate this Agreement for an alleged breach will be mandatory. If the FRANCHISEE fails to comply with the time limitations set forth in this Article, COST CUTTERS may terminate this Agreement as provided for herein.

6.4 NOTICE OF TERMINATION. If COST CUTTERS has complied with the notice provisions of this Article and the FRANCHISEE has not corrected the alleged breach set forth in the written notice within the time period specified in this Article, then COST CUTTERS will have the absolute right to terminate this Agreement by giving the FRANCHISEE written notice stating to the FRANCHISEE that this Agreement is terminated, and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day the written notice of termination is given to the FRANCHISEE.

6.5 GROUNDS FOR IMMEDIATE TERMINATION. COST CUTTERS will have the absolute right and privilege, unless prohibited by applicable law, to immediately terminate this Agreement if: (A) the FRANCHISEE or any of its partners, directors, officers or majority stockholders is convicted of, or pleads guilty or no contest to, a charge of violating any law relating to the FRANCHISEE'S Cost Cutters Businesses, or any felony; (B) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the Franchised Area; or (C) the FRANCHISEE is involved in any act or conduct which materially impairs the goodwill associated with COST CUTTERS' Marks or Business System, and the FRANCHISEE fails to correct such act or conduct within twenty-four (24) hours of receipt of written notice from COST CUTTERS.

6.6 NOTICE OF IMMEDIATE TERMINATION. If this Agreement is terminated by COST CUTTERS pursuant to Article 6.5 above, COST CUTTERS will give the FRANCHISEE written notice that this Agreement is terminated, and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day the written notice of termination is given to the FRANCHISEE.

6.7 DAMAGES. In the event this Agreement is terminated by COST CUTTERS pursuant to this Article, or if the FRANCHISEE breaches this Agreement by a wrongful termination of this Agreement, then COST CUTTERS will be entitled to seek recovery from the FRANCHISEE for all of the damages that COST CUTTERS has sustained and will sustain in the future as a result of the FRANCHISEE'S breach of this Agreement, which will include damages based upon the Initial Fees, Continuing Fees, Advertising Fees and other fees that would have been payable by the FRANCHISEE pursuant to this Agreement.

6.8 OTHER REMEDIES. Nothing in this Article or this Agreement will preclude COST CUTTERS from seeking other damages or remedies under common law, state or federal laws or this Agreement against the FRANCHISEE including, but not limited to, attorneys' fees, punitive damages and injunctive relief.

                                    ARTICLE 7
              FRANCHISEE'S RIGHTS AND OBLIGATIONS UPON TERMINATION

7.1 OBLIGATIONS UPON TERMINATION. In the event this Agreement is terminated for any reason, then the FRANCHISEE will: (A) within five (5) days after termination, pay all amounts due and owing to COST CUTTERS under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to COST CUTTERS; and (B) comply with all other applicable provisions of this Agreement, including those provisions with obligations that continue beyond the termination of this Agreement.

7.2 REVERSION OF RIGHTS. Upon termination of this Agreement for any reason, all rights to open and operate additional Cost Cutters businesses in the Franchised Area and all other rights granted to the FRANCHISEE pursuant to this Agreement will automatically revert to COST CUTTERS, and COST CUTTERS will have the right to develop the Franchised Area or to contract with another franchisee for the future development of the Franchised Area.

7.3 FRANCHISE AGREEMENTS NOT AFFECTED. The FRANCHISEE will continue to operate the Cost Cutters Businesses owned and operated by the FRANCHISEE in the Franchised Area pursuant to the terms of the applicable Franchise Agreements signed by the FRANCHISEE and COST CUTTERS prior to the termination of this Agreement, and the rights and obligations of the FRANCHISEE and COST CUTTERS with respect to the FRANCHISEE'S Cost Cutters Businesses in the Franchised Area will be governed by the terms of the applicable Franchise Agreements.

                                    ARTICLE 8
                     FRANCHISEE'S COVENANTS NOT TO COMPETE

8.1 CONSIDERATION. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors acknowledge that the FRANCHISEE, its partners or officers, and its employees will receive specialized training, current and future marketing and advertising plans and strategies, business plans and strategies, business information and procedures, research and development information, operations information, and trade and business secrets from COST CUTTERS pertaining to the Business System and the operation of a Cost Cutters business. In consideration for the use and license of such valuable and confidential information, the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will comply in all respects with the provisions of this Article. COST CUTTERS has advised the FRANCHISEE that this provision is a material provision of this Agreement, and that COST CUTTERS will not sell a Cost Cutters franchise to any person or entity that owns or intends to own, operate or be involved in any business that competes directly or indirectly with a Cost Cutters business.

8.2 IN-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, during the term of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director, member, or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by COST CUTTERS or by any other Cost Cutters, City Looks or We Care Hair(R) franchisee, or induce any such employee to terminate his or her employment; or (B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in, or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the Cost Cutters businesses conducted by COST CUTTERS or COST CUTTERS' franchisees (including, but not limited to, the FRANCHISEE), except with the prior written consent of COST CUTTERS.

8.3 POST-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, for a period of one (1) year after the termination or expiration of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director, member or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by COST CUTTERS or by any other Cost Cutters, City Looks or We Care Hair(R) franchisee, or induce any such employee to terminate his or her employment; or (B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the Cost Cutters businesses conducted by COST CUTTERS or COST CUTTERS' franchisees which is located either within the Franchised Area or within six (6) miles of any Cost Cutters business operated by COST CUTTERS or any of COST CUTTERS' franchisees, or which is located within any exclusive area granted by COST CUTTERS or any affiliate or area developer of COST CUTTERS pursuant to any franchise, development, license or other territorial agreement. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors expressly agree that the one (1) year period, the Franchised Area and the six (6) mile limit are the reasonable and necessary time and geographical limitations required to protect COST CUTTERS and COST CUTTERS' franchisees if this Agreement expires or is terminated for any reason, and that this covenant not to compete is necessary to permit COST CUTTERS the opportunity to further develop new Cost Cutters businesses in the Franchised Area.

8.4 INJUNCTIVE RELIEF. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree that the provisions of this Article are necessary to protect the legitimate business interests of COST CUTTERS and COST CUTTERS' franchisees including, without limitation, preventing damage to and/or loss of goodwill associated with the Marks, preventing the unauthorized dissemination of marketing, promotional and other confidential information to competitors of COST CUTTERS and COST CUTTERS' franchisees, protection of COST CUTTERS' trade secrets, the Business System and the integrity of COST CUTTERS' Business System, and preventing duplication of the Business System. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors also agree that damages alone cannot adequately compensate COST CUTTERS if there is a violation of this Article by the FRANCHISEE and that injunctive relief against the FRANCHISEE is essential for the protection of COST CUTTERS and COST CUTTERS' franchisees. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree therefore, that if COST CUTTERS alleges that the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors have breached or violated this Article, then COST CUTTERS will have the right to petition a Court of competent jurisdiction for injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors, in addition to all other remedies that may be available to COST CUTTERS at law or in equity. Unless provided to the contrary by applicable law, COST CUTTERS will not be required to post a bond or other security in any action where COST CUTTERS is seeking to enjoin the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors from violating this Article. In cases where COST CUTTERS is granted ex parte injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors, then the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors will have the right to petition the court for a hearing on the merits at the earliest time convenient to the Court.

8.5 SEVERABILITY. It is the desire and intent of the parties to this Agreement, including the FRANCHISEE'S shareholders and the Personal Guarantors, that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed amended to modify or delete that portion thus adjudicated to be invalid or unenforceable, such modification or deletion to apply only with respect to the operation of this Article and the particular jurisdiction in which said adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope or limitation, the parties to this Agreement including the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree that the scope and limitation provisions will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought.

                                    ARTICLE 9
                    INDEPENDENT CONTRACTORS; INDEMNIFICATION

9.1 INDEPENDENT CONTRACTORS. COST CUTTERS and the FRANCHISEE are each independent contractors and, as a consequence, there is no employer-employee or principal-agent relationship between COST CUTTERS and the FRANCHISEE. The FRANCHISEE will not have the right to and will not make any agreements, representations or warranties in the name of or on behalf of COST CUTTERS or represent that their relationship is other than that of franchisor and franchisee. Neither COST CUTTERS nor the FRANCHISEE will be obligated by or have any liability to the other under any agreements or representations made by the other to any third parties.

9.2 INDEMNIFICATION. COST CUTTERS will not be obligated to any person for any damages arising out of, from, in connection with, or as a result of the FRANCHISEE'S negligence or the operation of the FRANCHISEE'S Cost Cutters Businesses that are conducted by the FRANCHISEE pursuant to this Agreement. The FRANCHISEE will indemnify and hold harmless COST CUTTERS against all claims, lawsuits, damages, obligations, liability, actions and judgments alleged or obtained by any person or entity against COST CUTTERS arising out of, from, as a result of, or in connection with the FRANCHISEE'S negligence or the operation of the FRANCHISEE'S Cost Cutters Businesses that are conducted by the FRANCHISEE pursuant to this Agreement, including, without limitation, any claims arising from or relating to: (A) any personal injury, property damage, commercial loss or environmental contamination resulting from any act or omission of the FRANCHISEE or any of its employees, agents or representatives; (B) any failure on the part of the FRANCHISEE to comply with any requirement of any governmental authority; (C) any failure of the FRANCHISEE to pay any of its obligations; or
(D) any failure or the FRANCHISEE to comply with any requirement or condition of this Agreement or any other agreement with COST CUTTERS or any affiliate of COST CUTTERS. Further, the FRANCHISEE will indemnify and reimburse COST CUTTERS for all such obligations and damages for which COST CUTTERS is held liable and for all costs reasonably incurred by COST CUTTERS in the defense of any such claims brought against it or in any action arising out of the operation of the FRANCHISEE'S Cost Cutters Businesses in which it is named as a party including, without limitation, costs for attorneys' fees actually incurred, investigation expenses, court costs, deposition expenses and travel and living expenses. COST CUTTERS will have the absolute right to defend any claim made against it that results from the FRANCHISEE'S Cost Cutters Businesses.

9.3 PAYMENT OF COSTS AND EXPENSES. The FRANCHISEE will pay all costs and expenses, including actual attorneys' fees, incurred by COST CUTTERS in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the FRANCHISEE.

9.4 CONTINUATION OF OBLIGATIONS. The indemnification and other obligations contained in this Article will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

                                   ARTICLE 10
                                   ASSIGNMENT

10.1 ASSIGNMENT BY FRANCHISOR. This Agreement may be unilaterally assigned and transferred by COST CUTTERS without the FRANCHISEE'S approval or consent, and will inure to the benefit of COST CUTTERS' successors and assigns. COST CUTTERS will provide the FRANCHISEE with written notice of any such assignment or transfer, and the assignee will be required to fulfill COST CUTTERS' obligations under this Agreement.

10.2 ASSIGNMENT BY FRANCHISEE TO CORPORATION. If the FRANCHISEE is an individual or a partnership, this Agreement may be transferred or assigned by the FRANCHISEE to a corporation which is owned or controlled (ownership of at least fifty-one percent (51%) of the issued and outstanding capital stock) by the FRANCHISEE, provided that: (A) the FRANCHISEE and all of the shareholders of the assignee corporation sign the personal guaranty and agreement to be bound by the terms and conditions of this Agreement attached hereto: (B) the FRANCHISEE furnishes prior written proof to COST CUTTERS substantiating that the corporation will be financially able to perform all of the terms and conditions of this Agreement; and (C) none of the shareholders owns, operates, franchises, develops, manages or controls any hairstyling, barber or other business that is in any way competitive with or similar to a Cost Cutters business. The FRANCHISEE will give COST CUTTERS fifteen (15) days written notice prior to the proposed date of assignment or transfer of this Agreement to an owned or controlled corporation of the FRANCHISEE; however, the transfer or assignment of this Agreement will not be valid or effective until COST CUTTERS has received the legal documents which its legal counsel deems necessary to properly and legally document the transfer or assignment of this Agreement to the corporation as provided herein.

10.3 ASSIGNMENT UPON DEATH OR DISABILITY OF FRANCHISEE. If the FRANCHISEE is an individual, then this Agreement may be assigned, transferred or bequeathed by the FRANCHISEE to any designated person or beneficiary upon his or her death or permanent disability. However, the assignment of this Agreement to the transferee, assignee or beneficiary of the FRANCHISEE will not be valid or effective until COST CUTTERS has received the properly executed legal documents which its legal counsel deems necessary to properly and legally document the transfer, assignment or bequest of this Agreement, and until the transferee, assignee or beneficiary agrees to be unconditionally bound by the terms and conditions of this Agreement and to personally guarantee the performance of the FRANCHISEE'S obligations under this Agreement.

10.4 APPROVAL OF TRANSFER; CONDITIONS FOR APPROVAL. This Agreement may be assigned or transferred by the FRANCHISEE only with the prior written approval of COST CUTTERS. COST CUTTERS will not unreasonably withhold its consent to any transfer of this Agreement, provided that the FRANCHISEE and the transferee Franchisee comply with the following conditions: (A) all of the FRANCHISEE'S monetary obligations due to COST CUTTERS have been paid in full, and the FRANCHISEE is not otherwise in default under this Agreement; (B) the FRANCHISEE has executed a written agreement in a form satisfactory to COST CUTTERS in which the FRANCHISEE agrees to observe all applicable obligations and covenants contained in this Agreement; (C) the transferee Franchisee and its shareholders agree to be personally liable to discharge all of the FRANCHISEE'S obligations under this Agreement and will enter into a written agreement in a form satisfactory to COST CUTTERS assuming and agreeing to discharge all of the FRANCHISEE'S obligations and covenants under this Agreement; (D) the transferee Franchisee will have demonstrated to COST CUTTERS' satisfaction that he, she or it meets COST CUTTERS' managerial, financial, and business standards for new area franchisees, possesses a good business reputation and credit rating, and possesses the aptitude and ability to conduct the Business franchised hereunder (as may be evidenced by prior related business experience or otherwise); (E) the FRANCHISEE has paid the transfer fee required under Article 10.6; (F) the transferee Franchisee does not own, operate, franchise, develop, manage or control any hairstyling, barber or other business that is in any way competitive with or similar to a Cost Cutters business; and (G) if the transferee Franchisee does not meet COST CUTTERS' net worth requirements for operation of the Cost Cutters Businesses, then the FRANCHISEE and/or its shareholders and the Personal Guarantors will execute a written agreement in a form satisfactory to COST CUTTERS agreeing to remain liable to COST CUTTERS for the obligations of the Cost Cutters Businesses.

10.5 ACKNOWLEDGMENT OF RESTRICTIONS. The FRANCHISEE acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the Cost Cutters Business System and the Marks, as well as COST CUTTERS' reputation and image, and are for the protection of COST CUTTERS, the FRANCHISEE and all other franchisees who own and operate Cost Cutters businesses. Any assignment or transfer permitted by this Article 10 will not be effective until COST CUTTERS receives a completely executed copy of all transfer documents and COST CUTTERS consents to the transfer in writing, and any attempted assignment or transfer made without complying with the requirements of this Article 10 will be void.

10.6 TRANSFER FEE. If, pursuant to the terms of this Article, this Agreement is assigned, transferred or bequeathed to another person or entity, or if the FRANCHISEE'S shareholders transfer over fifty percent (50%) of their capital stock to another person or entity, then the FRANCHISEE will pay COST CUTTERS a transfer fee of One Thousand Dollars ($1,000). This fee is to cover the costs incurred by COST CUTTERS for attorneys' fees, accountants' fees, out-of-pocket expenses, long distance telephone calls, administrative expenses, and the time of its employees and officers.

                                   ARTICLE 11
                                  ARBITRATION

11.1 DISPUTES SUBJECT TO ARBITRATION. Except as expressly provided to the contrary in this Agreement, all disputes and controversies between the parties, including allegations of fraud, misrepresentation or violation of any state or federal laws or regulations, arising under, as a result of, or in connection with this Agreement, the Franchised Area or the FRANCHISEE'S Cost Cutters Businesses will be resolved and determined exclusively by Arbitration in accordance with the Commercial Rules and Regulations of the American Arbitration Association.

11.2 NOTICE OF DISPUTE. The party alleging the breach, claim, dispute or controversy ("dispute") must give the other party written notice setting forth the alleged dispute in detail. The party who has been given such written notice alleging the dispute will have thirty (30) days after having been given such written notice from the complaining party to correct or resolve the dispute specified in the written notice.

11.3 DEMAND FOR ARBITRATION. If the dispute alleged by either party has not been corrected, settled or compromised within the time period provided for in this Agreement, then either party may notice Arbitration by giving the other party written notice demanding Arbitration. Within ten (10) days after a written demand for Arbitration has been given by the party demanding Arbitration, either party will have the right to request the office of the American Arbitration Association in Minneapolis, Minnesota to initiate the procedures necessary to appoint an Arbitrator. The Arbitrator will be appointed within sixty (60) days after a written demand for Arbitration has been made in accordance with the Commercial Rules and Regulation of the American Arbitration Association.

11.4 VENUE AND JURISDICTION. All Arbitration hearings will take place exclusively in Minneapolis, Minnesota. COST CUTTERS and the FRANCHISEE and their officers, Directors and shareholders or partners and the Personal Guarantors acknowledge that the FRANCHISEE and its officers, Directors and employees have had substantial business and personal contacts with COST CUTTERS in Minnesota, do hereby agree and submit to personal jurisdiction in Minnesota in connection with any Arbitration hearings hereunder and any suits or actions brought to enforce the decision of the Arbitrator, and do hereby waive any rights they may have to contest venue and jurisdiction in Minnesota and any claims that venue and jurisdiction in Minnesota are invalid.

11.5 POWERS OF ARBITRATOR. The authority of the Arbitrator will be limited to making a finding, judgment, decision and award relating to the interpretation of or adherence to the written provisions of this Agreement. The Federal Rules of Evidence (the "Rules") will apply to all Arbitration hearings and the introduction of all evidence, testimony, records, affidavits, documents and memoranda in any Arbitration hearing must comply in all respects with the Rules and the legal precedents interpreting the Rules. Both parties will have the absolute right to cross-examine any person who testified against them or in favor of the other party. The Arbitrator will not have the authority or right to add to, delete, amend or modify in any manner the terms, conditions and provisions of this Agreement. All findings, judgments, decisions and awards of the Arbitrator will be limited to the dispute set forth in the written demand for Arbitration, and the Arbitrator will not have the authority to decide any other issues. The Arbitrator will not have the right or authority to award punitive damages to COST CUTTERS or the FRANCHISEE or their officers, Directors, shareholders or partners and Personal Guarantors, and COST CUTTERS and FRANCHISEE and their officers, Directors, shareholders or partners, and Personal Guarantors expressly waive their rights to plead or seek punitive damages. All findings, judgments, decisions and awards by the Arbitrator will be in writing, will be made within sixty (60) days after the Arbitration hearings have been completed, and will be final and binding on COST CUTTERS and the FRANCHISEE, except as provided for in Article 11.8. The written decision of the Arbitrator will be deemed to be an order, judgment and decree and may be entered as such in any Court of competent jurisdiction by either party.

11.6 DISPUTES NOT SUBJECT TO ARBITRATION. The disputes and controversies between COST CUTTERS and the FRANCHISEE which are set forth in Article 12.1 and the following disputes between COST CUTTERS and the FRANCHISEE will not be subject to Arbitration: (A) any dispute involving the Marks; (B) any dispute involving immediate termination of this Agreement by COST CUTTERS pursuant to Article 6.5 and Article 6.6 of this Agreement; (C) any dispute involving enforcement of the confidentiality provisions set forth in Article 5 of this Agreement; and (D) any dispute involving enforcement of the covenants not to compete set forth in
Article 8 of this Agreement.

11.7 NO COLLATERAL ESTOPPEL OR CLASS ACTIONS. Except as provided herein, all Arbitration findings and awards expressly made by the Arbitrator will be final and binding on COST CUTTERS and the FRANCHISEE and their officers, Directors, shareholders or partners, and Personal Guarantors; however, such Arbitration findings and awards may not be used to collaterally estop either party from raising any like or similar issues, claims or defenses in any other or subsequent Arbitration, litigation, court hearing or other proceeding involving third parties or other franchisees. No party except COST CUTTERS, the FRANCHISEE, and their officers, Directors, shareholders or partners, and Personal Guarantors will have the right to join in any Arbitration proceeding arising under this Agreement, and, therefore, the Arbitrator will not be authorized to permit or approve class actions or to permit any person or entity that is not a party to this Agreement to be involved in or to participate in any Arbitration hearings conducted pursuant to this Agreement.

11.8 DE NOVO HEARING ON MERITS. If the Arbitrator awards either COST CUTTERS or the FRANCHISEE damages (including actual damages, costs and attorneys' fees) in excess of One Hundred Thousand Dollars ($100,000) in any Arbitration proceeding commenced pursuant to this Agreement, then the party who has been held liable by the Arbitrator will have the right to a de novo hearing on the merits by commencing an action in a court of competent jurisdiction in accordance with the provisions of this Agreement. If the party held liable by the Arbitrator commences a court action as provided for herein, then neither party will have the right to introduce the Arbitrator's decision or findings in any such court action and the Arbitrator's decision and findings will be of no force and effect and will not be final or binding on either COST CUTTERS or the FRANCHISEE. If the party who has been held liable by the Arbitrator for over One Hundred Thousand Dollars ($100,000) in damages fails to commence a court action within thirty (30) days after the Arbitrator issues his or her award in writing, then the Arbitrator's findings, judgments, decisions and awards will be final and binding on COST CUTTERS and the FRANCHISEE.

11.9 CONFIDENTIALITY. All evidence, testimony, records, documents, findings, decisions, judgments and awards pertaining to any Arbitration hearing between COST CUTTERS and the FRANCHISEE will be secret and confidential in all respects. COST CUTTERS and the FRANCHISEE will not disclose the decision or award of the Arbitrator and will not disclose any evidence, testimony, records, documents, findings, orders, or other matters from the Arbitration hearing to any person or entity except as required by law.

11.10 SEVERABILITY. It is the desire and intent of the parties to this Agreement that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed amended to delete that portion thus adjudicated to be invalid or unenforceable to the extent required to make this Article valid and enforceable. Any such deletion will be effective only in the particular jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope, the parties to this Agreement agree that the same will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought, and the scope in such a case will be determined by Arbitration as provided herein.

                                   ARTICLE 12
                                  ENFORCEMENT

12.1 INJUNCTIVE RELIEF. In addition to the provisions of Article 11, COST CUTTERS will be entitled to petition a Court of competent jurisdiction for the entry of temporary and permanent injunctions and orders of specific performance enforcing the provisions of this Agreement relating to: (A) the FRANCHISEE'S improper or unauthorized use of the Marks and the Business System; (B) the obligations of the FRANCHISEE upon termination or expiration of this Agreement;
(C) the transfer or assignment of this Agreement, the Franchised Area or ownership interests of the FRANCHISEE; (D) the FRANCHISEE'S violation of the provisions of this Agreement relating to confidentiality and covenants not to compete; and (E) any act or omission by the FRANCHISEE or the FRANCHISEE'S employees that, (1) constitutes a violation of any applicable law, ordinance or regulation, (2) is dishonest or misleading to customers of the FRANCHISEE'S Cost Cutters Businesses or other Cost Cutters businesses, (3) constitutes a danger to the employees, public or customers of the FRANCHISEE'S Cost Cutters Businesses, or (4) may impair the goodwill associated with the Marks and the Business System. In any action brought under this provision where COST CUTTERS prevails against the FRANCHISEE, the FRANCHISEE will indemnify COST CUTTERS for all costs that it incurs in any such proceedings including, without limitation, attorneys' fees actually incurred, expert witness fees, costs of investigation, court costs, travel and living expenses, and all other costs incurred by COST CUTTERS. Unless provided to the contrary by applicable law, COST CUTTERS will be entitled to obtain injunctive relief without the posting of any bond or security.

12.2 SEVERABILITY. All provisions of this Agreement are severable and this Agreement will be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions will be enforced to the extent valid and enforceable. If any applicable law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement than is required hereunder or the taking of some other action not required hereunder, or if under any applicable and binding laws of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by COST CUTTERS is invalid or unenforceable, the prior notice or other action required by such law or rule will be substituted for the notice requirements hereof, or such invalid or unenforceable provision, specification, standard or operating procedure will be modified to the extent required to be valid and enforceable. Such modifications to this Agreement will be effective only in such jurisdiction and will be enforced as originally made and entered into in all other jurisdictions.

12.3 WAIVER. COST CUTTERS and the FRANCHISEE may, by written instrument signed by COST CUTTERS and the FRANCHISEE, waive any obligation of or restriction upon the other under this Agreement. Acceptance by COST CUTTERS of any payment by the FRANCHISEE and the failure, refusal or neglect of COST CUTTERS to exercise any right under this Agreement or to insist upon full compliance by the FRANCHISEE of its obligations hereunder will not constitute a waiver by COST CUTTERS of any provision of this Agreement. COST CUTTERS will have the right to waive obligations or restrictions for other area franchisees under their Development Agreements without waiving those obligations or restrictions for the FRANCHISEE and, except to the extent provided by law, COST CUTTERS will have the right to negotiate terms and conditions, grant concessions and waive obligations for other area franchisees of COST CUTTERS without granting those same rights to the FRANCHISEE and without incurring any liability to the FRANCHISEE whatsoever.

12.4 NO RIGHT TO OFFSET. The FRANCHISEE will not, on grounds of the alleged nonperformance by COST CUTTERS of any of its obligations under this Agreement, any other contract between COST CUTTERS and the FRANCHISEE, or for any other reason, withhold payment of any amounts due COST CUTTERS under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to COST CUTTERS. The FRANCHISEE will not have the right to "offset" any liquidated or unliquidated amounts allegedly due to the FRANCHISEE from COST CUTTERS against any payments due to COST CUTTERS under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to COST CUTTERS.

12.5 COST CUTTERS' RIGHTS CUMULATIVE. The rights of COST CUTTERS hereunder are cumulative and no exercise or enforcement by COST CUTTERS of any right or remedy hereunder will preclude the exercise or enforcement by COST CUTTERS of any other right or remedy hereunder or which COST CUTTERS is entitled by law to enforce.

12.6 VENUE AND JURISDICTION. Unless otherwise required by applicable law, all Arbitration hearings, litigation, court hearings or other hearings initiated by either party against the other party must and will be venued exclusively in Hennepin County, Minnesota. The FRANCHISEE, each of its officers, Directors and shareholders, and the Personal Guarantors: (A) acknowledge that Minneapolis, Minnesota is a mutually convenient location for the venue and conduct of any legal or enforcement proceedings; (B) do hereby agree and submit to personal jurisdiction in the State of Minnesota for the purposes of any Arbitration hearings, litigation, court hearings or other hearings brought to enforce or construe the terms of this Agreement or to resolve any dispute or controversy arising under, as a result of, or in connection with this Agreement, the Franchised Area or the FRANCHISEE'S Cost Cutters Businesses; and (C) do hereby agree and stipulate that any Arbitration hearings, litigation, court hearings and other hearings will be venued and held exclusively in Hennepin County, Minnesota, and waive any rights to contest such venue and jurisdiction and any claims that such venue and jurisdiction are invalid.

12.7 AGREEMENT BINDING ON HEIRS AND ASSIGNS. This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns and successors in interest.

12.8 JOINT AND SEVERAL LIABILITY. If the FRANCHISEE consists of more than one person, their liability under this Agreement will be deemed to be joint and several.

12.9 ENTIRE AGREEMENT. This Agreement supersedes and terminates all prior agreements relating to the rights granted herein, either oral or in writing, between the parties and therefore, any representations, inducements, promises or agreements between the parties not contained in this Agreement or not in writing signed by the President or a Vice President of COST CUTTERS and the FRANCHISEE will not be enforceable. This Agreement will not supersede or terminate any written Development Agreement relating to another Franchised Area or Franchise Agreement(s) executed prior to the date of this Agreement relating to other Cost Cutters franchises operated by the FRANCHISEE that are or will be owned and operated by the FRANCHISEE. The preambles are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between COST CUTTERS and the FRANCHISEE relating to the subject matter of this Agreement.

12.10 CONTROLLING AGREEMENT. The rights and obligations of the FRANCHISEE and COST CUTTERS with respect to the operation of each Cost Cutters Business opened in the Franchised Area by the FRANCHISEE will be governed by the terms and conditions of each Cost Cutters Franchise Agreement executed by the FRANCHISEE. In the event there is a conflict between the terms of this Agreement and the terms of any Cost Cutters Franchise Agreement executed by the FRANCHISEE, then unless specified otherwise herein, the terms of this Agreement will control.

12.11 HEADINGS; TERMS. The headings of the Articles and the provisions thereof are for convenience only and do not define, limit or construe the contents of such Articles. The term "FRANCHISEE" as used herein is applicable to one or more individuals, a corporation or a partnership, as the case may be, and the singular usage includes the plural, and the masculine usage includes the neuter and the feminine and the neuter usage includes the masculine and the feminine. References to "FRANCHISEE" which are applicable to an individual or individuals will mean the principal owner or owners of the equity or operating control of the FRANCHISEE if the FRANCHISEE is a corporation or partnership. If the FRANCHISEE consists of more than one individual, then all individuals will be bound jointly and severally by the terms and conditions of this Agreement.

12.12 NO ORAL MODIFICATION. No modification, change, addition, rescission, release, amendment or waiver of, and no approval, consent or authorization required by any provision of this Agreement may be made except by a written agreement subscribed to by duly authorized officers or partners of the FRANCHISEE and the President or a Vice President of COST CUTTERS. COST CUTTERS and the FRANCHISEE will not have the right to amend or modify this Agreement orally or verbally, and any attempt to do so will be void in all respects.

                                   ARTICLE 13
                                    NOTICES

All notices to COST CUTTERS will be in writing and will be made by personal service upon an officer or Director of COST CUTTERS or sent by prepaid registered or certified United States mail addressed to COST CUTTERS at 300 Industrial Boulevard N.E., Minneapolis, Minnesota 55413 with a copy to John W. Fitzgerald, Esq., Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota 55402-3796. All notices to the FRANCHISEE will be by personal service upon the FRANCHISEE, a District Manager or a salon manager or assistant manager, (or, if applicable, an officer or Director of the FRANCHISEE), or sent by prepaid registered or certified United States mail addressed to the FRANCHISEE at the first Cost Cutters Business opened by the FRANCHISEE in the Franchised Area or such other address as the FRANCHISEE may designate in writing, or by delivery to any employee of the FRANCHISEE by a recognized overnight delivery service (such as Federal Express or UPS) which requires a written receipt of delivery from the addressee. Notice by mail is effective upon depositing the same in the mail in the manner provided above, notice by personal service is effective upon obtaining service and notice by overnight delivery service is effective upon delivery by such overnight delivery service.

                                   ARTICLE 14
                                ACKNOWLEDGMENTS

14.1 BUSINESS RISKS; NO FINANCIAL PROJECTIONS. The FRANCHISEE acknowledges that it has conducted an independent investigation of the prospects for the establishment of Cost Cutters Businesses within the Franchised Area, and recognizes that the business venture contemplated by this Agreement involves business and economic risks and that its financial and business success will be primarily dependent upon the personal efforts of the FRANCHISEE, its management and employees. COST CUTTERS expressly disclaims the making of, and the FRANCHISEE acknowledges that it has not received, any estimates, projections, warranties or guaranties, express or implied, regarding potential Gross Revenues, profits, earnings or the financial success of the FRANCHISEE'S Cost Cutters Businesses, except as expressly set forth in writing in COST CUTTERS' Uniform Franchise Offering Circular, receipt of which is acknowledged by the FRANCHISEE.

14.2 NO INCOME OR REFUND WARRANTIES. The FRANCHISEE acknowledges that COST CUTTERS does not warrant or guarantee to the FRANCHISEE that the FRANCHISEE will derive income or profit from the FRANCHISEE'S Cost Cutters Businesses or that COST CUTTERS will refund all or part of the Exclusive Territory Fee or the price paid for the FRANCHISEE'S Cost Cutters Businesses or repurchase any of the products, merchandise, furniture, fixtures, equipment, supplies or chattels supplied by COST CUTTERS or an approved supplier if the FRANCHISEE is unsatisfied with its Cost Cutters Businesses.

14.3 TERMS OF OTHER DEVELOPMENT AGREEMENTS MAY DIFFER. The FRANCHISEE acknowledges that other area franchisees of COST CUTTERS have or will be granted Development Agreements at different times and in different situations, and further acknowledges that the terms and conditions of such Development Agreements may vary substantially in form and substance from those contained in this Agreement.

14.4 RECEIPT OF UNIFORM FRANCHISE OFFERING CIRCULAR. The FRANCHISEE acknowledges that it received a copy of this Agreement with all material blanks fully completed at least five (5) business days prior to the date that this Agreement was executed. The FRANCHISEE further acknowledges that it received a Cost Cutters Uniform Franchise Offering Circular at least ten (10) business days prior to the date on which this Agreement was executed.

14.5 POTENTIAL INCREASES IN INVESTMENT REQUIREMENTS. The FRANCHISEE recognizes and acknowledges that this Agreement requires it to open additional Cost Cutters Businesses in the future pursuant to the development schedule set forth in
Article 3. The FRANCHISEE further acknowledges that the estimated expenses and investment requirements set forth in Items 6 and 7 of COST CUTTERS' Uniform Franchise Offering Circular are subject to increase over time, and that future Cost Cutters Businesses opened and operated by the FRANCHISEE may involve greater initial investment and operating capital requirements than those stated in the Uniform Franchise Offering Circular provided to the FRANCHISEE prior to the execution of this Agreement.

14.6 CITY LOOKS(R) AND HAIR PERFORMERS(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "City Looks(R)," "City Looks Salons International(R)," "City Looks(R) By The Barbers(R)" and "The Barbers(R)" businesses ("City Looks(R) businesses") which are operated and franchised by The Barbers, Hairstyling for Men & Women, Inc. ("The Barbers") and the "Hair Performers(R) businesses which are serviced by Hair Performers International, Inc., a wholly-owned subsidiary of The Barbers, are full service hair care salons that address different markets and, thus, are not competitive with Cost Cutters businesses. Further, the FRANCHISEE acknowledges and agrees that The Barbers and Hair Performers International, Inc. will have the absolute right to develop, own, manage, license or franchise City Looks(R) and Hair Performers(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against COST CUTTERS or any affiliate of COST CUTTERS resulting from the opening of any City Looks(R) or Hair Performers(R) business, including those City Looks(R) or Hair Performers(R) businesses that may be located in the Franchised Area or near, adjacent or contiguous to any of the FRANCHISEE'S Cost Cutters Businesses.

14.7 WE CARE HAIR(R) AND FAMILY HAIRCUT(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "We Care Hair(R)" businesses which are franchised by WCH, Inc., a wholly-owned subsidiary of The Barbers and the Family Haircut(R) business serviced by The Barbers ("We Care Hair(R) and Family Haircut(R) businesses"), are hair care salons that address similar markets and, thus, may be competitive with Cost Cutters businesses. Further, the FRANCHISEE acknowledges and agrees that WCH, Inc. and The Barbers will have the absolute right to develop, own, manage, license or franchise We Care Hair(R) and Family Haircut(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against COST CUTTERS or any affiliate of COST CUTTERS resulting from the opening of any We Care Hair(R) or Family Haircut(R) business, including those We Care Hair(R) and Family Haircut(R) businesses that may be located in the Franchised Area or near, adjacent or contiguous to any of the FRANCHISEE'S Cost Cutters Businesses.

                                   ARTICLE 15
                     DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL

15.1 DISCLAIMER BY FRANCHISOR. COST CUTTERS expressly disclaims the making of any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, or value of the FRANCHISEE'S Businesses, except those expressly set forth in Item 19 of the Cost Cutters Uniform Franchise Offering Circular received by the FRANCHISEE.

15.2 ACKNOWLEDGMENTS BY FRANCHISEE. The FRANCHISEE acknowledges that it has not received any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, value of the Businesses or any other matters pertaining to the Cost Cutters Businesses from COST CUTTERS or any of COST CUTTERS' officers, employees or agents that were not contained in writing in the Uniform Franchise Offering Circular (including this Agreement) received by the FRANCHISEE ("representations or warranties"). The FRANCHISEE further acknowledges that if it had received any representations or warranties not contained in COST CUTTERS' Uniform Franchise Offering Circular, it would not have executed this Agreement, and the FRANCHISEE would have: (A) promptly notified the President of COST CUTTERS in writing of the person or persons making such representations or warranties; and (B) provided to COST CUTTERS a specific written statement detailing the representations or warranties made that were not contained in the Uniform Franchise Offering Circular received by the FRANCHISEE.

15.3 LEGAL REPRESENTATION. The FRANCHISEE acknowledges that this Agreement constitutes a legal document which grants certain rights to and imposes certain obligations upon the FRANCHISEE. The FRANCHISEE was advised by COST CUTTERS to consult an attorney or other advisor prior to the execution of this Agreement to review COST CUTTERS' Uniform Franchise Offering Circular, to review this Agreement in detail, to review the economics, operations and other business aspects of the Cost Cutters Businesses, to determine compliance with franchising and other applicable laws, to advise the FRANCHISEE about all federal, state and local laws, rules, ordinances, special regulations and statutes that apply to the FRANCHISEE'S Cost Cutters Businesses and to advise the FRANCHISEE about the economic risks, liabilities, obligations and rights under this Agreement. The name of the FRANCHISEE'S attorney or other advisor is:

         Name:
               -------------------------------------------------------

         Name of Firm:
                       -----------------------------------------------

         Address:
                  ----------------------------------------------------

         City, State, Zip Code:
                                --------------------------------------

         Telephone Number: (      )
                           -------------------------------------------

         Fax Number: (      )
                     -------------------------------------------------

                                   ARTICLE 16
                       GOVERNING LAW; STATE MODIFICATIONS

16.1 GOVERNING LAW. Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. ss.1051 et seq.), this Agreement and the relationship between COST CUTTERS and the FRANCHISEE will be governed by the laws of the state in which the Franchised Area is located. If the Franchised Area contains more than one state, then the laws of the state in which the FRANCHISEE'S principal place of business is located will govern. The provisions of this Agreement which conflict with or are inconsistent with applicable governing law will be superseded and/or modified by such applicable law only to the extent such provisions are inconsistent. All other provisions of this Agreement will be enforceable as originally made and entered into upon the execution of this Agreement by the FRANCHISEE and COST CUTTERS.

16.2 STATE MODIFICATIONS. The following states have statutes which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with COST CUTTERS including the areas of termination and renewal of the Franchise:
ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code
Section 2552], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS [815 ILCS 705/19 and 705/20], INDIANA [Stat. Section 23-2-2.7], IOWA [Code 523H.1-523H.17], MICHIGAN [Stat. Section 19.854(27)], MINNESOTA [Stat. Section 80C14], MISSISSIPPI [Code
Section 75-24-51], MISSOURI [Stat. Section 407.400], NEBRASKA [Rev. Stat.
Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws
Section 37-5A-51], VIRGINIA [Code 13.1-557-574-13.1-564], WASHINGTON [Code
Section 19.100.180], WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with COST CUTTERS including the areas of termination and renewal of the Franchise. If the Franchised Area is located in any one of the states specifically indicated below in this Article 16.2, or if the laws of any such state are otherwise applicable, then the designated provisions of this Agreement will be amended and revised as follows:

         CALIFORNIA. If this Agreement is governed by the laws of the State of California, then the covenant not to compete upon termination or expiration of this Agreement contained in Article 8.3 may be unenforceable, except in certain circumstances provided by law.

         ILLINOIS. If this Agreement is governed by the laws of the State of Illinois, then: (1) the consent by the FRANCHISEE to jurisdiction and venue in Hennepin County, Minnesota contained in Article 12.6 may be inapplicable; provided, however, that such inapplicability in the State of Illinois will not be construed to mean that venue in Hennepin County, Minnesota is improper, or that the FRANCHISEE and its officers, directors and shareholders are not subject to jurisdiction in Hennepin County, Minnesota, or in any other state; and (2)
Section 41 of the Illinois Franchise Disclosure Act states that "any condition, stipulation or provision purporting to bind any person acquiring any franchise to waive compliance with any provision of this Act is void", accordingly any acknowledgments contained in Article 14.2, Article 14.4, Article 15.2, and the second sentence of Article 14.1 will be unenforceable against the FRANCHISEE.

         INDIANA. If this Agreement is governed by the laws of the State of Indiana, then: (1) the geographical limitation contained in Article 8.3 will be limited to an area of reasonable size; (2) the consent by the FRANCHISEE to jurisdiction and venue in Hennepin County, Minnesota contained in Article 12.6 and the Personal Guaranty attached to this Agreement may be inapplicable; provided, however, that such inapplicability in the State of Indiana will not be construed to mean that venue in Hennepin County, Minnesota is improper, or that the FRANCHISEE and its officers, directors, shareholders and Personal Guarantors are not subject to jurisdiction in Hennepin County, Minnesota, or in any other state; (3) notwithstanding any provisions of this Agreement to the contrary, a Court of competent jurisdiction will determine the adequacy of money damages, whether COST CUTTERS will be required to post a bond or other security, and the amount of such bond or other security, in any injunctive proceeding commenced by COST CUTTERS against the FRANCHISEE or the FRANCHISEE'S shareholders; (4) the provisions of Article 11 requiring Arbitration hearings to take place in Minneapolis, Minnesota will be inapplicable and in the event of Arbitration between COST CUTTERS and the FRANCHISEE, such Arbitration will be conducted in Indianapolis, Indiana or at a mutually agreed upon location; (5) the parties' waiver of their right to claim punitive damages, as set forth in Article 11.5, will be inapplicable; (6) notwithstanding any provisions of this Agreement to the contrary, the FRANCHISEE will have the right to petition a Court of competent jurisdiction for injunctive relief relating to COST CUTTERS' improper termination of this Agreement or COST CUTTERS' unreasonable refusal to consent to transfer or assignment by the FRANCHISEE pursuant to Article 10 of this Agreement; (7) Article 9.2 is hereby amended to provide that the FRANCHISEE will not be required to indemnify COST CUTTERS for any liability imposed upon COST CUTTERS as a result of the FRANCHISEE'S reliance upon or use of procedures or products which were required by COST CUTTERS, if such procedures or products were utilized by the FRANCHISEE in the manner prescribed by COST CUTTERS; (8)
Article 9.3 is hereby amended to state that COST CUTTERS has the right to seek recovery of all costs and expenses, including actual attorneys' fees, incurred by COST CUTTERS in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the FRANCHISEE; and
(9) notwithstanding anything to the contrary in Article 12.9, the FRANCHISEE does not waive any right under the Indiana statutes with regard to prior representations made in the Indiana Uniform Franchise Offering Circular.

         MARYLAND. If this Agreement is governed by the laws of the State of Maryland, then: (1) the acknowledgments made by the FRANCHISEE contained in
Article 14 and Article 15 of this Agreement and any written instrument executed by the FRANCHISEE pursuant to Article 12.3 of this Agreement, will not be construed to act as a waiver of the FRANCHISEE'S rights under the Maryland Franchise Registration and Disclosure Law, Md. Ann. Code, Article 56, ss.345 et seq.; and (2) the consent by the FRANCHISEE to jurisdiction and venue in Hennepin County, Minnesota contained in Article 11.4 and 12.6 will be inapplicable and the FRANCHISEE will be permitted to commence litigation in Maryland; provided, however, that such inapplicability in the State of Maryland will not be construed to mean that venue in Hennepin County, Minnesota is improper, or that the FRANCHISEE, its officers, directors and shareholders and the Personal Guarantors are not subject to jurisdiction in Hennepin County, Minnesota, or in any other state.

         MINNESOTA. If this Agreement is governed by the laws of the State of Minnesota, then: (1) Article 6.2 will be amended to require that, except as set forth in Article 6.5 and Article 6.6, in the event COST CUTTERS gives the FRANCHISEE written notice that the FRANCHISEE has breached this Agreement, such written notice will be given to the FRANCHISEE at least ninety (90) days prior to the date this Agreement is terminated by COST CUTTERS, and the FRANCHISEE will have sixty (60) days after having been given such written notice within which to correct the breach specified in the written notice; and (2) notwithstanding any provisions of this Agreement to the contrary, a Court of competent jurisdiction will determine whether COST CUTTERS will be required to post a bond or other security, and the amount of such bond or other security, in any injunctive proceeding commenced by COST CUTTERS against the FRANCHISEE or the FRANCHISEE'S shareholders.

         NORTH DAKOTA. If this Agreement is governed by the laws of the State of North Dakota, then: (1) the covenant not to compete upon termination or expiration of this Agreement contained in Article 8.3 may be unenforceable, except in certain circumstances provided by law; (2) the consent by the FRANCHISEE to jurisdiction and venue in Hennepin County, Minnesota contained in
Article 12.6 may be inapplicable; provided, however, that such inapplicability in the State of North Dakota will not be construed to mean that venue in Hennepin County, Minnesota is improper, or that the FRANCHISEE and its officers, directors and shareholders are not subject to jurisdiction in Hennepin County, Minnesota, or in any other state; (3) the provisions of Article 11 requiring Arbitration hearings to take place in Minneapolis, Minnesota will be inapplicable and in the event of Arbitration between COST CUTTERS and the FRANCHISEE, such Arbitration will be conducted in Fargo, North Dakota or at a mutually agreed upon location; and (4) the parties' waiver of their right to claim punitive damages, as set forth in Article 11.5, may not be enforceable under North Dakota law.

         RHODE ISLAND. If this Agreement is governed by the laws of the State of Rhode Island, then any provision of this Agreement which restricts jurisdiction or venue to a forum outside the State of Rhode Island is void with respect to a claim otherwise enforceable under the Rhode Island Franchise Investment Act.

         SOUTH DAKOTA. If this Agreement is governed by the laws of the State of South Dakota, then: (1) the covenant not to compete upon termination or expiration of this Agreement contained in Article 8.3 may be unenforceable, except in certain circumstances provided by law; (2) any provision of this Agreement which designates jurisdiction or venue outside of the State of South Dakota or requires the FRANCHISEE to agree to jurisdiction or venue in a forum outside of the State of South Dakota is void with respect to any cause of action which is otherwise enforceable in the State of South Dakota; (3) the provisions of Article 11 requiring Arbitration hearings to take place in Minneapolis, Minnesota will be inapplicable and in the event of Arbitration between COST CUTTERS and the FRANCHISEE, such Arbitration will be conducted in Sioux Falls, South Dakota or at a mutually agreed upon location; and (4) Pursuant to SDCL ss.37-5A-86, any acknowledgment provision, disclaimer, integration clause or a provision having a similar effect in this Agreement will not negate or act to remove from judicial review any statement, misrepresentation or action that violates Chapter 37-5A or a rule or order under Chapter 37-5A.

         WASHINGTON. If this Agreement is governed by the laws of the State of Washington, then (1) in any Arbitration involving a franchise purchased in Washington, the Arbitration site will be either in the State of Washington, in a place mutually agreed upon at the time of the Arbitration, or as determined by the Arbitrator; (2) in the event of a conflict of laws, the provisions of the Washington Franchise Investment Protection Act, Chapter 19.100 RCW, will prevail; (3) a release or waiver of rights executed by the FRANCHISEE will not include rights under the Washington Franchise Investment Protection Act, except when executed pursuant to a negotiated settlement after this Agreement is in effect and where the parties are represented by independent counsel; (4) provisions of this Agreement which unreasonably restrict or limit the statute of limitations period for claims under the Washington Franchise Investment Protection Act, rights or remedies under the Washington Franchise Investment Act such as a right to a jury trial may not be enforceable; and (5) transfer fees are collectible by COST CUTTERS to the extent that they reflect COST CUTTERS' reasonable estimated or actual costs in effecting a transfer.

         WISCONSIN. If this Agreement is governed by the laws of the State of Wisconsin, then the provisions of the Wisconsin Fair Dealership Law, Wis. Stat. Chapter 135, will supersede any conflicting terms of this Agreement.

16.3 SEVERABILITY. The severability provisions of this Agreement contained in
Article 8.5, Article 11.10 and Article 12.2 of this Agreement will pertain to all of the applicable laws which conflict with or modify the provisions of this Agreement including, but not limited to, the provisions of this Agreement specifically addressed in Article 16.2 above.

                                   ARTICLE 17
                                  DEFINITIONS

17.1 ABANDON. "Abandon" as used in this Agreement will mean the conduct of the FRANCHISEE, including acts of omission as well as commission, indicating the willingness, desire or intent of the FRANCHISEE to discontinue the opening and operating of Cost Cutters Businesses in the Franchised Area in accordance with the terms of this Agreement.

17.2 TERMS DEFINED IN FRANCHISE AGREEMENT. Capitalized terms used but not defined in this Agreement will, if defined in the Franchise Agreement, have the meanings ascribed to such terms in the Franchise Agreement.

IN WITNESS WHEREOF, COST CUTTERS, the FRANCHISEE, and the shareholders or partners of the FRANCHISEE have executed this Agreement effective as of the day and year first above written.

                                        "FRANCHISOR"

In the Presence of:                     Cost Cutters, a division of The Barbers,
                                        Hairstyling for Men & Women, Inc.


-----------------------------------     ----------------------------------------
                                        By
                                           -------------------------------------
                                         Its
                                             -----------------------------------


In the Presence of:                     "FRANCHISEE"


-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

         The undersigned individual shareholders or partners of the FRANCHISEE hereby agree to be bound by the terms and conditions of this Agreement.

                                                                Percentage of
In the Presence of:              SHAREHOLDERS                     Ownership
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------


The undersigned spouse(s) of the individual FRANCHISEE(S) hereby agree to be bound by the terms and conditions of this Agreement regarding confidentiality of information and covenants not to compete.


-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------
Print Name                              Print Name

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
                     PERSONALLY BY THE TERMS AND CONDITIONS
                          OF THE DEVELOPMENT AGREEMENT

         In consideration of the execution of this Agreement by COST CUTTERS, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions in this Agreement, to be paid, kept and performed by the FRANCHISEE.

         Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in this Agreement and agree that this PERSONAL GUARANTY will be construed as though the undersigned and each of them executed an Agreement containing the identical terms and conditions of this Agreement.

         If the FRANCHISEE breaches the terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay to COST CUTTERS all monies due and payable to COST CUTTERS under the terms and conditions of this Agreement.

         In addition, if the FRANCHISEE fails to comply with any other terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of this Agreement for and on behalf of the FRANCHISEE.

         In addition, should the FRANCHISEE at any time be in default on any obligation to pay monies to COST CUTTERS or any subsidiary or affiliate of COST CUTTERS, whether for merchandise, products, supplies, furniture, fixtures, equipment or other goods purchased by the FRANCHISEE from COST CUTTERS or any subsidiary or affiliate of COST CUTTERS or for any other indebtedness of the FRANCHISEE to COST CUTTERS or any subsidiary or affiliate of COST CUTTERS, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay all such monies due and payable from the FRANCHISEE to COST CUTTERS or any subsidiary or affiliate of COST CUTTERS.

         It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this GUARANTY will inure to the benefit of the successors and assigns of COST CUTTERS. Each of the undersigned hereby submits to personal jurisdiction in the state or federal courts of Minnesota with respect to any litigation pertaining to this GUARANTY, and agrees that all litigation pertaining to this GUARANTY will and must be venued exclusively in Hennepin County, Minnesota.

                               PERSONAL GUARANTORS


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INDIVIDUALLY                             INDIVIDUALLY

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Address                                  Address

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City           State       Zip Code      City             State         Zip Code

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Telephone                                Telephone



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INDIVIDUALLY                             INDIVIDUALLY

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Address                                  Address

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City           State       Zip Code      City             State         Zip Code

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Telephone                                Telephone



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INDIVIDUALLY                             INDIVIDUALLY

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Address                                  Address

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City           State       Zip Code      City             State         Zip Code

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Telephone                                Telephone